UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2025

THE ODP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Global Select Market
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 5, 2025, The ODP Corporation, a Delaware corporation (“ODP”), held a special meeting of stockholders (the “ODP Special Meeting”) at which holders of ODP’s common stock, par value $0.01 per share (“ODP Common Stock”), approved each of the proposals voted on at the ODP Special Meeting relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of September 22, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among ODP, ACR Ocean Resources LLC, a Delaware limited liability company (“Parent”), and Vail Holdings 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Of the 30,117,856 shares of ODP Common Stock issued and outstanding at the close of business on October 21, 2025, the record date for the ODP Special Meeting, 22,656,187 shares were present or represented by proxy at the ODP Special Meeting, which constituted a quorum. The voting results were as follows:

1. The proposal (the “merger proposal”) to adopt the Merger Agreement, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into ODP, the separate corporate existence of Merger Sub will cease, and ODP will survive the merger as a wholly owned subsidiary of Parent (the “Merger”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,540,259	25,192	90,736	0

2. The proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by ODP to its named executive officers that is based on or otherwise relates to the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,977,944	6,082,561	595,682	0

3. In connection with the ODP Special Meeting, the board of directors of ODP also solicited proxies with respect to the proposal to adjourn the ODP Special Meeting from time to time, as determined in accordance with the Merger Agreement by the board of directors of ODP, including for the purpose of soliciting additional votes for the approval of the merger proposal if there were insufficient votes at the time of the ODP Special Meeting to approve the merger proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to ODP stockholders for approval at the ODP Special Meeting because a quorum of stockholders entitled to vote at the ODP Special Meeting was present or represented by proxy and the ODP stockholders approved the merger proposal.

Assuming timely satisfaction of the remaining customary closing conditions set forth in the Merger Agreement, the closing of the Merger is expected to occur on December 10, 2025. Trading of ODP Common Stock on the Nasdaq Global Select Market is expected to be halted before the opening of the market on the closing date, and upon the closing of the Merger ODP Common Stock will be delisted from the Nasdaq Global Select Market.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the Merger on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the Merger, including obtaining required shareholder and regulatory approvals; (iii) the risk that ODP’s stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed; (iv) potential litigation relating to the Merger that could be instituted against ODP or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Merger will harm ODP’s business, including current plans and operations, including during the pendency of the Merger; (vi) the ability of ODP to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the Merger and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect ODP’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact ODP’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring ODP to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 28, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: December 5, 2025	By:	/s/ Sarah E. Hlavinka
Sarah E. Hlavinka
Executive Vice President, Chief Legal Officer, and Corporate Secretary